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                              ACCOUNTANTS' CONSENT



The Board of Directors
Delta Galil Industries Ltd.


We consent to the use in the Annual Report on Form 20-F of Delta Galil Industries Ltd. filed with the United States Securities and Exchange Commission, of our report dated January 15, 2003 on the balance sheet of Delta Textile Egypt as at December 31, 2002 and the statements of income and retained earnings, changes in shareholders equity and cash flows for the years ended December 31, 2002, 2001 and 2000 and to the incorporation by reference of such reports into
(i) the Registration Statement of F-3 (Registration No. 333-12984) (ii) Three Registration Statements on Form S-8 of Delta Galil Industries Ltd. (Registration Nos. 333- 12608, 333-13716 and 333-102247).


/s/ Emad H. Ragheb
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January 15,2003